SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 10, 2006
                                                        -----------------

                            AZUR INTERNATIONAL, INC.

               (Exact name of Registrant as specified in charter)

         Nevada                   000-27113                      50-0015673

(State or other jurisdic-        (Commission                   (IRS Employer
 tion of incorporation)          File Number)                Identification No.)

         101 NE 3rd Avenue, Suite 1220, Fort Lauderdale, Florida   33301
       -------------------------------------------------------------------

                (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:    (954)-763-1515
                                                       ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward-Looking Statements

         Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. For example, statements included in this report regarding our financial position, business strategy and other plans and objectives for future operations, and assumptions and predictions about future product demand, supply, manufacturing, costs, marketing and pricing factors are all forward-looking statements.

         Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties, and therefore, we can give no assurance that these statements will be achieved.

         Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

         As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

         We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-KSB, Form 10-QSB, Form 8-K, or their successors.

         Information regarding market and industry statistics contained in this Current Report is included based on information available to us which we believe is accurate. We have not reviewed or included data from all sources, and cannot assure stockholders of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995.

Item 1.01.     Entry into a Material Definitive Agreement.

         On February 10, 2006 we entered into a Mutual Release and Discharge with the stockholders of Airtek Safety Limited, a United Kingdom corporation ("Airtek") pursuant to which we and all of the stockholders of Airtek agreed to terminate the Stock Purchase Agreement dated February 24, 2005 between us and such stockholders, as amended by an Addendum executed in July 2005 (collectively, the "Purchase Agreement"). As a result of this agreement, all of the shares of capital stock of Airtek shall be returned to the stockholders and an aggregate of 3,741,333 shares of our common stock held in escrow shall be returned to us for cancellation. In addition, all of our indebtedness to the Airtek stockholders in the aggregate amount of $10,899,000 has been terminated. We further agreed that all installment payments made by us to the stockholders of Airtek pursuant to the Purchase Agreement (an aggregate of $325,000) shall be forfeited by us. We made the decision to terminate the Purchase Agreement because our management determined that Airtek's businesses do not complement our real estate business development business at this time.

         On February 14, 2006 we entered into and consummated an Exchange Agreement (the "Exchange Agreement") with Azur Holdings, Inc., a Delaware corporation ("AHI") of which prior to the consummation of the Exchange Agreement we owned approximately 50.4% of the issued and outstanding shares of capital stock. Under the Exchange Agreement, we assigned to AHI 2,000 shares of common stock of GSLI, constituting 100% of the issued and outstanding capital stock of GSLI and 7,500 shares of common stock of ASLR, constituting 75% of the issued and outstanding capital stock of ASLR. AHI also assumed certain of our liabilities aggregating approximately $1,650,000. In exchange therefor, AHI issued to us an aggregate of 25,236,773 shares of its common stock. Immediately after the consummation of the Exchange Agreement, we owned approximately 99.8% of the issued and outstanding shares of capital stock of AHI.

         GSLI owns the Shell Landing Golf Club in Gautier, Mississippi. ASLR owns a 95% undivided tenants-in-common interest in certain real property aggregating approximately 1,100 acres contiguous to the Shell Landing Golf Course.

Item 9.01      Financial Statements and Exhibits.

         (a) On or before May 7, 2006 the Company shall file pro forma financial information required by Item 9.01(b) of Form 8-K concerning the transactions effected pursuant to the Exchange Agreement in an amendment to this Current Report on Form 8-K.

         (b) The following exhibits are filed with this Current Report:

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Exhibit No.    Description of Exhibit

10.1     Mutual Deed of Release and Discharge dated as of February 10, 2006.*

10.2 Exchange Agreement, dated as of February 14, 2006 between the Company and AHI. Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Azur Holdings, Inc. on February 14, 2006.

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*Filed herewith



                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AZUR INTERNATIONAL, INC.

February 16, 2006                      By: /s/ Donald Winfrey
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                                           Donald Winfrey
                                           President